                                                                    Exhibit 99.2

                             Joint Filer Information

These units are owned directly by Enbridge Energy Company, Inc., a Delaware corporation and the general partner of the Issuer, which is a wholly owned subsidiary of Enbridge Pipelines Inc., a Canadian corporation ("EPI"), which is a wholly owned subsidiary of IPL System Inc., an Alberta corporation ("IPL"), which is a wholly owned subsidiary of Enbridge Inc., a Canadian corporation
("Enbridge"). EPI, IPL and Enbridge are indirect beneficial owners of the reported securities.

Name:                             Enbridge Inc.

Address:                          3000, 425-First Street S.W.
                                  Calgary, Alberta, Canada T2P 3L8

Designated Filer:                 Enbridge Energy Company, Inc.

Issuer & Ticker Symbol:           Enbridge Energy Partners, L.P. (NYSE: EEP)

Date of Event
Requiring Statement:              October 14, 2009

Signature:                        By: /s/ Alison T. Love
                                      ------------------------------------------
                                      Name:  Alison T. Love
                                      Title: Vice President, Corporate Secretary
                                             & Chief Compliance Officer

Name:                             IPL System Inc.

Address:                          3000, 425-First Street S.W.
                                  Calgary, Alberta, Canada T2P 3L8

Designated Filer:                 Enbridge Energy Company, Inc.

Issuer & Ticker Symbol:           Enbridge Energy Partners, L.P. (NYSE: EEP)

Date of Event
Requiring Statement:              October 14, 2009

Signature:                        By: /s/ Wanda Opheim
                                      ------------------------------------------
                                      Name:  Wanda Opheim
                                      Title: Treasurer

Name:                             Enbridge Pipelines Inc.

Address:                          3000, 425-First Street S.W.
                                  Calgary, Alberta, Canada T2P 3L8

Designated Filer:                 Enbridge Energy Company, Inc.

Issuer & Ticker Symbol:           Enbridge Energy Partners, L.P. (NYSE: EEP)

Date of Event
Requiring Statement:              October 14, 2009

Signature:                        By: /s/ Cynthia L. Hansen
                                      ------------------------------------------
                                      Name:  Cynthia L. Hansen
                                      Title: Vice President, Finance